Exhibit 1.1


                  CERTIFICATION PURSUANT TO 18 U.S.C. ss.1350,
                      AS ADOPTED PURSUANT TO ss.906 OF THE
                           SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Wasatch Pharmaceutical, Inc., a Utah corporation (the "Company"), on Form 10-QSB for the period ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gary V. Heesch, President (chief executive officer) of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                          By  /s/ Gary V. Heesch
                                            ------------------------------------
                                             Gary V. Heesch
                                             President (chief executive officer)
                                             Wasatch Pharmaceutical, Inc.
                                             September 11, 2002




                  CERTIFICATION PURSUANT TO 18 U.S.C. ss.1350,
                      AS ADOPTED PURSUANT TO ss.906 OF THE
                           SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Wasatch Pharmaceutical, Inc., a Utah corporation (the "Company"), on Form 10-QSB for the period ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David K. Giles Treasurer (chief accounting officer) of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                          By  /s/ David K. Giles
                                            ------------------------------------
                                            David K. Giles
                                            Treasurer (chief accounting officer)
                                            Wasatch Pharmaceutical, Inc.
                                            September 11, 2002